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                                                                   EXHIBIT 10.36



                                 AMENDMENT NO. 1
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the 2nd day of November 2005 (the "Effective Date") by and between PATRICK T. MANNING ("Mr. Manning;") STERLING CONSTRUCTION COMPANY, INC. ("Sterling") and STERLING GENERAL, INC. ("SGI") each with a place of business in Harris County, Texas; and STERLING HOUSTON HOLDINGS, INC. ("SHH") with its statutory corporate office located in Wilmington, Delaware.

                                   BACKGROUND

Mr. Manning, Sterling and SHH are the parties to that certain Executive Employment Agreement dated as of July 18, 2004 (the "Employment Agreement.") Sterling, SHH and Mr. Manning, noting that Mr. Manning is a director, officer and employee of SGI, now wish to amend the Employment Agreement because each believes that it is in the best interests of Sterling and its affiliates that Mr. Manning cease to be a director, officer and employee of SHH.

THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the parties agree as follows:

1. Sterling General, Inc. is hereby substituted for Sterling Houston Holdings, Inc. as a party to the Employment Agreement; the definition of "Companies" in the preface to the Employment Agreement is amended to mean Sterling and SGI; and SHH as of the date hereof ceases to be a party to the Employment Agreement.

2. Each reference in the Employment Agreement to "Sterling Houston Holdings, Inc." is hereby replaced by a reference to "Sterling General, Inc.", and each reference to "SHH" is hereby replaced by a reference to "SGI," except as follows:

     (a) In Section 1 ("Prior Agreements") the reference to "SHH" is amended to read "Sterling Houston Holdings, Inc. ("SHH")".

     (b) In subsection (i) of Section 5(b) ("Incentive Compensation") the reference in the third line to "SHH" is amended to read "Texas Sterling Construction, L.P."

     (c) In subsection (f) of Section 6 ("Termination") no change shall be made to the reference to SHH.

     (d) In Schedule A ("Definition of EBITDA") the phrase "SHH and its consolidated subsidiaries for a given fiscal year" is amended to read "Texas Sterling Construction, L.P. for a given fiscal year".

3. By the execution hereof, Mr. Manning waives any and all rights that he may have under the Employment Agreement arising out of the fact that he has ceased to be a director, officer and employee of SHH.

4. In all other respects, the Employment Agreement shall remain as originally written.

EXECUTED effective as of the Effective Date.

STERLING CONSTRUCTION COMPANY, INC.


By:   /s/ Joseph P. Harper, Sr.              /s/ Patrick T. Manning
   ----------------------------------      ------------------------------------
    Joseph P. Harper, Sr., President       PATRICK T. MANNING

STERLING HOUSTON HOLDINGS, INC.            STERLING GENERAL, INC.


By:  /s/ Maarten D. Hemsley                By: /s/ Joseph P. Harper, Sr.
   -----------------------------------        ---------------------------------
    Maarten D. Hemsley, President              Joseph P. Harper, Sr., Treasurer